UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 9, 2017

CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897
(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019

(Address of Principal Executive Offices) (Zip Code)

(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

At the annual meeting of stockholders of Cabot Corporation (the “Company”) held on March 9, 2017, the Company’s stockholders approved the Cabot Corporation 2017 Long-Term Incentive Plan (the “Plan”), authorizing the issuance of 5,375,000 shares of the Company’s common stock. A brief description of the terms and conditions of the Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 30, 2017 under the heading “Proposal 4 - Approval of 2017 Long-Term Incentive Plan” and such description is incorporated herein by reference. A copy of the Plan is included as Appendix A to the proxy statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

As described in Item 5.02 above, on March 9, 2017, the Company held its annual meeting of stockholders pursuant to notice duly given. The Company’s stockholders voted on the following five proposals and cast their votes as set forth below.

1.	All of the Board’s nominees for director were elected to the class of directors whose term expires in 2020 by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Votes
Juan Enriquez	51,704,407	1,089,965	155,989	2,987,429
William C. Kirby	52,522,307	271,604	156,450	2,987,429
Patrick M. Prevost	50,255,485	2,661,721	33,155	2,987,429
Sean D. Keohane	52,006,257	920,510	23,594	2,987,429

In addition to the directors elected at the meeting to the class of directors whose terms expire in 2020, the terms of office of the following directors continued after the meeting: Roderick C.G. MacLeod, John K. McGillicuddy, John F. O’Brien, Sue H. Rataj, Matthias L. Wolfgruber and Mark S. Wrighton.

2.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below:

For:	50,785,256
Against:	2,025,654
Abstain:	139,451
Broker Non-Votes:	2,987,429

3.	The Company’s stockholders recommended, as set forth below, the frequency with which the Company should hold its advisory vote on executive compensation:

One Year:	45,847,838
Two Years:	106,868
Three Years:	6,899,109
Abstain:	96,546
Broker Non-Votes:	2,987,429

In light of these voting results, and consistent with the recommendation of the Company’s Board of Directors, the Board will hold its advisory vote on the compensation of named executive officers annually until the next frequency vote. A frequency vote is required to be held at least once every six years.

4.	The Company’s stockholders approved the 2017 Long-Term Incentive Plan by the votes set forth in the table below:

For:	48,364,663
Against:	4,421,734
Abstain:	163,964
Broker Non-Votes:	2,987,429

5.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017 by the votes set forth in the table below:

For:	54,685,294
Against:	1,219,204
Abstain:	33,292

The proposal to ratify the appointment of Deloitte & Touche LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION

By:	/s/ Brian A. Berube
Name: Brian A. Berube
Title: Senior Vice President and General Counsel

Date: March 13, 2017